Exhibit 99.1

i2 Announces Record Date for Special Meeting of Stockholders

DALLAS – Sept. 19, 2008 – i2 Technologies, Inc. (“i2”) (NASDAQ: ITWO) announced today that it has established a record date for the special meeting of i2’s stockholders to vote on the previously announced proposed merger agreement under which JDA Software Group, Inc. (“JDA”) (NASDAQ: JDAS) will acquire i2. i2’s stockholders of record at the close of business on Oct. 1, 2008 (the “Record Date”) will be entitled to vote at the special meeting.

As soon as allowed under the regulatory process, i2 intends to file a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) which will include the date, time and location of the special meeting of i2 stockholders. Stockholders are urged to read the Definitive Proxy Statement carefully when it becomes available, as it will contain important information about the proposed acquisition of i2 by JDA. In addition to approval by i2 stockholders, the merger is subject to the satisfaction or waiver of the other closing conditions as described in i2’s Preliminary Proxy Statement on Schedule 14A filed with the SEC on September 15, 2008, and in the Definitive Proxy Statement, when it becomes available.

About i2 (Pre-acquisition)

Throughout its 20-year history of innovation and value delivery, i2 has dedicated itself to building successful customer partnerships. As a full-service supply chain company, i2 is uniquely positioned to help its clients achieve world-class business results through a combination of consulting, technology, and managed services. i2 solutions are pervasive in a wide cross-section of industries; 21 of the AMR Research Top 25 Global Supply Chains belong to i2 customers. Learn more at www.i2.com.

About JDA Software Group, Inc. (Pre-acquisition)

JDA® Software Group, Inc. is focused on helping companies realize real supply chain and revenue management results – fast. JDA Software delivers integrated merchandising as well as supply chain and revenue management planning, execution, and optimization solutions for the consumer-driven supply chain and services industries. Through its industry leading solutions, leading manufacturers, distributors, retailers and services companies around the world are growing their businesses with greater predictability and more profitably. For more information on JDA, visit www.jda.com or contact us at info@jda.com or call +1.800.479.7382.

Caution Required by Certain SEC Rules

i2 filed a Preliminary Proxy Statement on September 15, 2008 and intends to mail a Definitive Proxy Statement and other relevant documents to those individuals and entities that are i2 stockholders as of the Record Date. The Proxy Statements contain important information about the proposed transaction and related matters. i2’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS FILED BY i2 WITH THE SEC IN CONNECTION WITH i2’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING. Copies of the Definitive Proxy Statement, when it is available, and other documents filed with the SEC are available at no charge at the SEC’s website at www.sec.gov. Free copies of the documents filed with the SEC are also available by going to i2’s corporate website at www.i2.com or by directing a request to i2 at One i2 Place, 11701 Luna Road, Dallas, Texas 75234, Attention: Investor Relations or by telephone as listed below.

i2, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of i2 in connection with the transaction described herein. Information regarding the special interests of i2’s directors and executive officers are included in the Preliminary Proxy Statement described above and will be included in the Definitive Proxy Statement when available. Additional information regarding these directors and executive officers is also set forth in i2’s Proxy Statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2008 and its Annual Report on Form 10-K filed with the SEC on March 17, 2008. These documents are available free of charge at the SEC’s website at www.sec.gov, i2’s corporate website at www.i2.com or by telephone as listed below.

JDA may be deemed to have participated in the solicitation of proxies from the stockholders of i2 in favor of the proposed transaction described herein. Information regarding JDA’s directors and executive officers is set forth in JDA’s Proxy Statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2008 and its Annual Report on Form 10-K filed with the SEC on March 14, 2008. These documents are available free of charge at the SEC’s website at www.sec.gov, JDA’s corporate website at www.jda.com on its investor relations page or by telephone as listed below.

“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the consummation of the pending merger of JDA and i2, future financial and operating results of the combined company and benefits of the pending merger. Factors that could cause actual results to differ materially from those described herein include: (a) JDA’s ability to leverage the i2 products to enable it to further expand its position in the supply chain market; (b) JDA’s ability to successfully integrate and market the i2 products; (c) JDA’s and i2’s ability to obtain regulatory approvals; and (d) JDA’s and i2’s assumptions regarding the future financial and operating results of the combined company if JDA and i2 successfully complete the merger. Additional information relating to the uncertainty affecting the businesses of JDA and i2 as well as certain risk associated with the pending merger between JDA and i2 are contained in the respective filings with the SEC, including the Proxy Statement referred to below. Neither JDA nor i2 is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

In addition to the specific risks identified in the preceding paragraph, mergers involve a number of special risks, including diversion of management’s attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger, the integration of acquired products, technologies and employees into JDA’s business and product offerings, and the risk that the merger is not consummated. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management’s attention, could have a material adverse effect on the combined company’s business, operating results and financial condition.

For More Information Please Contact:

i2 Corporate Communications Contact

Beth Elkin, Corporate Communications

beth_Elkin@i2.com

469-357-4225

i2 Investor Relations Contact

Tom Ward, Investor Relations

tom_Ward@i2.com

469-357-3854

JDA Investor Relations Contact:

Lawrence Delaney, Jr. — The Berlin Group

larry@berlingroup.com

714-734-5000

JDA Public Relations Contact:

Larry Ferrere, Chief Marketing Officer

larry.ferrere@jda.com

480-308-3033